UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
December 5, 2013
(Date of earliest event reported)
Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 5, 2013, Callon Petroleum Operating Company, a subsidiary of Callon Petroleum Company ("Callon" or the "Company"), closed on the remaining portion of the previously announced sale of its interests in the Medusa field, Medusa Spar, LLC and substantially all of its Gulf of Mexico shelf assets for total net cash consideration of $88 million, after customary purchase price adjustments made for an effective date of July 1, 2013. A portion of the proceeds from the sale were used to reduce outstanding borrowings under the Company's credit facility, and the remainder of the proceeds will be used to fund the previously announced partial redemption of the Company’s Senior Notes due 2016 and for other general corporate purposes.

The required pro forma financial information for the divestiture was filed on November 12, 2013 as Exhibit 99.1 to Callon's Current Report on Form 8-K and is incorporated herein by reference.

Section 7 - Regulation FD
Item 7.01. Regulation FD Disclosure

On December 5, 2013, the Company issued a press release, attached as Exhibit 99.2, announcing the closing of the above-referenced disposition of assets and an update regarding the impact of recent severe weather on its Permian operations resulting in revised full-year 2013 guidance. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The following information, including the press release attached as Exhibit 99.2, is being furnished pursuant to Item 7.01 “Regulation FD Disclosure,” and is not filed for purposes of Section 18 of the Exchange Act. This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title of Document

99.1
Unaudited pro forma condensed consolidated financial statements and accompanying notes of Callon Petroleum Company as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012 (incorporated by reference herein from the Company's Current Report on Form 8-K filed on November 12, 2013).

99.2	Press release dated December 5, 2013 announcing the closing of Gulf of Mexico divestiture, Permian storm update, and revised full-year 2013 guidance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

December 11, 2013	By: /s/ B. F. Weatherly
B.F. Weatherly
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

99.1
Unaudited pro forma condensed consolidated financial statements and accompanying notes of Callon Petroleum Company as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012 (incorporated by reference herein from the Company's Current Report on Form 8-K filed on November 12, 2013).

99.2	Press release dated December 5, 2013 announcing the closing of Gulf of Mexico divestiture, Permian storm update, and revised full-year 2013 guidance.